SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           May 5, 2004                                   Commission file number:
(Date of earliest event reported)                               000-29313

                        MOBILE REACH INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                                               20-0121007
 ------------------------------                               -----------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                         8000 Regency Parkway, Suite 660
                              Cary, North Carolina                  27511
                     --------------------------------------        --------
                    (Address of principal executive offices)      (Zip code)

                                 (919) 469-6997
               --------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------


================================================================================

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

     Exhibit No.    Description
     ----------     -----------

     99.1 Press release dated May 5, 2004 of Mobile Reach International, Inc. (the "Company"), announcing its preliminary revenues for the third quarter ended April 30, 2004.

Item 12. Results of Operations and Financial Condition.

     On May 5, 2004, the Company issued a press release announcing its preliminary revenues for the third quarter ended April 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     The information furnished in this Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Mobile Reach International, Inc.

                                             By:  /s/  MICHAEL J. HEWITT
                                                -------------------------------
                                                       Michael J. Hewitt
                                                       President and
                                                       Chief Executive Officer